EX-10.7




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                                     WARRANT

                           to Purchase Common Stock of



                                  PEAPOD, INC.,
                             a Delaware corporation




                           ________________________


                                Warrant No. [__]


                      Original Issue Date: [______], 2000


                           ________________________





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


                                TABLE OF CONTENTS
                                                                            Page



1.       DEFINITIONS...........................................................1


2.       EXERCISE OF WARRANT...................................................8

         2.1  Manner of Exercise...............................................8
         2.2  Payment of Taxes................................................10
         2.3  Fractional Shares...............................................10
         2.4  Reduced Exercise Price..........................................11

3.       TRANSFER, DIVISION AND COMBINATION...................................11

         3.1  Transfer........................................................11
         3.2  Division and Combination........................................11
         3.3  Expenses........................................................11
         3.4  Maintenance of Books............................................11

4.       ANTIDILUTION PROVISIONS..............................................11

         4.1  Upon Issuance of Common Stock...................................12
         4.2  Upon Acquisition of Common Stock................................12
         4.3  Provisions Applicable to Adjustments............................13
         4.4  Upon Stock Dividends or Splits..................................14
         4.5  Upon Combinations...............................................15
         4.6  Upon Reclassifications, Reorganizations, Consolidations or
                Mergers.......................................................15
         4.7  Deferral in Certain Circumstances...............................16
         4.8  Other Anti-Dilution Provisions..................................16
         4.9  Appraisal Procedure.............................................16
         4.10  Adjustment of Number of Shares Purchasable.....................16
         4.11  Exceptions.....................................................17
         4.12  Notice of Adjustment of Exercise Price.........................17
         4.13  Other Dilutive Events..........................................17

5.       NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION;
          NOTICE OF EXPIRATION................................................18


6.       RESERVATION AND AUTHORIZATION OF COMMON STOCK;
          REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY.........18


7.       NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS........19

         7.1  Notices of Corporate Actions....................................19
         7.2  Taking of Record................................................20
         7.3  Closing of Transfer Books.......................................20

8.       TRANSFER RESTRICTIONS................................................20

         8.1  Restrictions on Transfers.......................................20
         8.2  Restrictive Legends.............................................21
         8.3  Termination of Securities Law Restrictions......................21

9.       LOSS OR MUTILATION...................................................22


10.      OFFICE OF THE COMPANY................................................22


11.      FINANCIAL AND BUSINESS INFORMATION...................................22


12.      DILUTION FEE.........................................................23


13.      MISCELLANEOUS........................................................24

         13.1  Nonwaiver......................................................24
         13.2  Notice Generally...............................................24
         13.3  Indemnification................................................24
         13.4  Limitation of Liability........................................25
         13.5  Remedies.......................................................25
         13.6  Successors and Assigns.........................................25
         13.7  Amendment......................................................25
         13.8  Severability...................................................25
         13.9  Headings.......................................................26
         13.10  GOVERNING LAW; JURISDICTION...................................26


ANNEX A  SUBSCRIPTION FORM

ANNEX B  ASSIGNMENT FORM

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.

                                Warrant No. [___]



                                     WARRANT

                  TO PURCHASE 32,894,270 SHARES OF COMMON STOCK
                           (SUBJECT TO ADJUSTMENT) OF

                                  PEAPOD, INC.


     THIS IS TO CERTIFY THAT KONINKLIJKE AHOLD N.V., (the "Purchaser") or its registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from Peapod, Inc., a Delaware corporation (the "Company"), 32,894,270 shares of the Common Stock of the Company (subject to adjustment as provided herein), at a purchase price per share equal to $3.75 (the initial "Exercise Price"), subject to adjustment as provided herein.

1.   DEFINITIONS

     As used in this Warrant (including the Subscription Form), the following terms have the respective meanings set forth below:

     "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, shall include (a) in the case of a person who is an individual, (i) members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i), and (b) any person that directly or indirectly owns more than 5% of any class of capital stock or other interest of such specified person. For the purposes of this definition, "control," when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of this Warrant, the Purchaser and its Affiliates shall not be deemed Affiliates of the Company.

     "After-Tax Basis" when referring to a payment that is required hereunder (the "target amount"), shall mean a total payment (the "total amount") that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.

     "Agreed Rate" shall mean the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.

     "Appraisal Procedure" if applicable, shall mean the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Value" or the fair market value, as to any other property (in either case, the "valuation amount"). The valuation amount shall be determined in good faith by the Board of Directors; provided, however, that if the Majority Warrant Holders disagree with such valuation amount within a reasonable period of time (not to exceed twenty (20) days after notice thereof) the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Majority Warrant Holders. If the Board of Directors and the Majority Warrant Holders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Majority Warrant Holders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Majority Warrant Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Majority Warrant Holders shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Company and the Majority Warrant Holders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates.

     "Appraised Value" per share of Common Stock as of a date specified herein shall mean the value of such a share as of such date as determined by an investment bank of nationally recognized standing selected jointly by the Majority Warrant Holders and the Company. If the Company and the Majority Warrant Holders cannot agree on a mutually acceptable investment bank, then the Company and the Majority Warrant Holders shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Majority Warrant Holders), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and all affected Holders of Warrants or Warrant Stock. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the entire Company. No discount shall be applied on account of (i) any Warrants or Warrant Stock representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, (iii) the fact that the Warrants or Warrant Stock may constitute "restricted securities" for securities law purposes, (iv) the existence of any call option or (v) any other grounds.

     "Book Value" per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock Outstanding on such date. Such book value shall be determined in accordance with GAAP, except that there shall be no reduction in such book value by reason of any amount that may be required either as an offset to or reserve against retained earnings or as a deduction from book value as a result of the issuance, existence, anticipated exercise of, or anticipated cost to the Company of the repurchase of, any of the Warrants.

     "Business Day" shall mean a day other than a Saturday, Sunday or day on which banking institutions in New York are authorized or required to remain closed.

     "Commission" shall mean the Securities and Exchange Commission or any other
federal  agency  then   administering  the  Securities  Act  and  other  federal
securities laws.

     "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and
(ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.6 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.6 hereof.

     "Company" shall mean Peapod, Inc., a Delaware corporation, and any successor corporation.

     "Current Market Price" shall mean as of any specified date the average of the Daily Market Price of one share of the Common Stock for the shorter of (x) the 10 consecutive Business Days immediately preceding such date or (y) the period commencing on the Business Day next following the first public announcement by the Company of any event giving rise to an adjustment of the Exercise Price pursuant to Section 4 below and ending on such date.

     "Daily Market Price" shall mean, with respect to one share of Common Stock and for any Business Day: (i) if the Common Stock is then listed on a national securities exchange or is authorized for quotation on NASDAQ and is designated as a National Market System security, the last sale price of one share of Common Stock, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or authorized for quotation, or, if no such sale takes place on such day, the average of the closing bid and asked prices for one share of Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or authorized for quotation on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for one share of Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

     "Designated Office" shall have the meaning set forth in Section 10 hereof.

     "Dilution Fee" shall have the meaning set forth in Section 12 hereof.

     "Dilution Fee Payment Date" shall have the meaning set forth in Section 12 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Excluded Securities" shall have the meaning set forth in Section 4.11 hereof.

     "Exercise Date" shall have the meaning set forth in Section 2.1 hereof.

     "Exercise Notice" shall have the meaning set forth in Section 2.1 hereof.

     "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

     "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant, as adjusted from time to time pursuant to Sections 2.4 and 4 hereof.

     "Expiration Date" shall mean the tenth anniversary of the Original Issue Date.

     "Fair Value" per share of Common Stock as of any specified  date shall mean
(A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the Common Stock is not publicly traded on such date,
(1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to each Holder or (2) if the Majority Warrant Holders object in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date.

     "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect from time to time, consistently applied.

     "Holder" shall mean (a) with respect to this Warrant, the person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

     "HSR Approval" shall mean the expiration of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable rules and regulations and any similar state acts applicable to the issuance of Series B Preferred Stock as contemplated by the Purchase Agreement.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Majority Warrant Holders" shall mean, with respect to a given determination, the Holders of Warrants, the holders of the Previously Issued Warrants and the holders of the Warrants (Credit Agreement) representing the right to acquire more than fifty percent (50%) of the Common Stock underlying all of the then outstanding Warrants, the Previously Issued Warrants and the Warrants (Credit Agreement).

     "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

     "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

     "Opinion of Counsel" shall mean a written opinion of outside counsel experienced in Securities Act matters chosen by the Holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

     "Original Issue Date" shall mean the date on which this Warrant was issued, as set forth on the cover page of this Warrant.

     "Outside Date" shall mean the date that is one hundred and twenty (120) days after the date hereof or, if the Holder exercises this Warrant or the Warrants (Credit Agreement) and as a direct result of such exercise, the Stockholders Meeting (as defined in the Purchase Agreement) is delayed, one hundred and twenty (120) days plus the number of days of such delay after the date hereof.

     "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

     "person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     "Preferred Stock" shall mean convertible preferred stock of the Company.

     "Previously Issued Warrants" shall mean the Warrant dated April 10, 2000 issued by the Company to the Purchaser, and all warrants issued upon transfer, division or combination of, or in substitution for, such warrant or any other such warrant.

     "Purchase Agreement" shall mean the Purchase Agreement, dated as of April 14, 2000, by and between the Company and the Purchaser.

     "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.2(a) hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Series B Preferred Stock" shall mean the Series B Preferred Stock to be authorized pursuant to the Certificate of Designation in the form attached as
Exhibit I to the Purchase Agreement.

     "Share Withholding Option" shall have the meaning set forth in Section 2.1(c) hereof.

     "Stockholder Approval" shall mean the approval by the Company's stockholders of the issuance of the shares of Series B Preferred Stock and the Warrants, and the other transactions contemplated pursuant to the Purchase Agreement.

     "subsidiary" shall mean, with respect to any person, (a) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership, or (c) any other person (other than a corporation) in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest, (ii) the power to elect or direct the election of the directors or other governing body of such person, or (iii) the power to direct or cause the direction of the affairs or management of such person. For purposes of this definition, a person is deemed to own any capital stock or other ownership interest if such person has the right to acquire such capital stock or other ownership interest, whether through the exercise of any purchase option, conversion privilege or similar right.

     "Subsidiary" shall mean a subsidiary of the Company.

     "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

     "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of all or a portion of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

     "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Common Stock for which they may be exercised and their date of issuance.

     "Warrants (Credit Agreement)" shall mean the Warrant (Credit Agreement) issued by the Company to the Purchaser pursuant to the Purchase Agreement, and all warrants issued upon transfer, division or combination of, or in substitution for, such warrant or any other such warrant.

     "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.

 2.  EXERCISE OF WARRANT

     2.1 Manner of Exercise. (a) From and after the Original Issue Date and until 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price in accordance with Section 2.1(c) (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed by the Holder or its duly authorized agent or attorney.

     (b) Upon receipt by the Company of such Exercise Notice, Warrant and payment (if applicable), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to Section 8 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised, and such stock certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of the shares evidenced by such stock certificate or certificates for all purposes, as of the Exercise Date.

     (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Share Withholding Option"), (iii) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price, (iv) by surrendering to the Company dividends due and owing by the Company to the Holder equal to such Warrant Price, or (v) by providing to the Company goods or services with a fair value as specified in any contract pursuant to which such goods or services are provided or, if not specified, as determined by the Board of Directors equal to such Warrant Price (or if the Majority Warrant Holders object in writing to such determination within thirty (30) days after receiving notice of same, as determined by an independent expert of national recognition in the relevant industry, which expert shall be reasonably acceptable to the Board of Directors and the Majority Warrant Holders, and if the Board of Directors and the Majority Warrant Holders are unable to agree upon an acceptable independent expert within ten (10) days after the date either party proposed that one be selected, the independent expert will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction)). In the event of any withholding of Warrant Stock or surrender of Common Stock pursuant to clause
(ii) or (iii) above where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof.

     (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares of Common Stock in the name of any person who acquired this Warrant (or part hereof) or any shares of Warrant Stock otherwise than in accordance with this Warrant.

     (e) All Warrants delivered for exercise shall be canceled by the Company.

     (f) On the date of exercise of the Warrants the Company shall use commercially reasonable efforts to satisfy all the conditions set forth in
Section 7.2 of the  Purchase  Agreement  other than the  condition  set forth in
Section 7.2(n), provided that if the Company shall have used its commercially reasonable efforts to satisfy such conditions and such conditions shall not have been satisfied, the Holder shall have no rights or remedies arising as a result of such failure.

     2.2 Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all Liens (other than any created by actions of the Holder). The Company shall pay all expenses in connection with, and all issuance, transfer, stamp and other similar taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an After-Tax Basis. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any Transfer involved in the issue and delivery of shares of Common Stock issuable upon exercise of this Warrant in a name other than that of the Holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

     2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by the Fair Value.

     2.4 Reduced Exercise Price. On the Outside Date, in the event that the HSR Approval or the Stockholders Approval shall not have been obtained, the Exercise Price shall be reduced to an amount equal to 50% of the Exercise Price in effect immediately prior to the Outside Date.

3.   TRANSFER, DIVISION AND COMBINATION

     3.1 Transfer. Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in
Section 2.2 in connection with the making of such transfer. Upon such surrender and delivery and, if required, such payment, the Company shall, subject to
Section 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 8, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

     3.2 Division and Combination. Subject to compliance with the applicable provisions of this Warrant including, without limitation, Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     3.3 Expenses. The Company shall prepare, issue and deliver at its own expense (other than pursuant to Section 2.2 hereof) any new Warrant or Warrants required to be issued under this Section 3.

     3.4 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.   ANTIDILUTION PROVISIONS

     The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

     4.1 Upon Issuance of Common Stock. If the Company shall, at any time or from time to time after the Original Issuance Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, other than shares of Series B Preferred Stock issued to the Purchaser or Excluded Securities, without consideration or for consideration per share less than either (a) the Exercise Price or (b) the Fair Value of the Common Stock, in each case, in effect immediately prior to the issuance of such Common Stock or securities, then such Exercise Price shall forthwith be adjusted to a price equal to the lower of (x) the Exercise Price in effect immediately prior thereto, or (y) the lowest consideration per share for which such shares of Common Stock or such options, rights or convertible or exchangeable securities are issued (plus the additional consideration required to be paid upon exercise, exchange or conversion of such options, rights or convertible or exchangeable securities).

     4.2 Upon Acquisition of Common Stock. If the Company or any Subsidiary shall, at any time or from time to time after the Original Issuance Date, directly or indirectly, redeem, purchase or otherwise acquire (a) any shares of Common Stock for a consideration per share greater than the Fair Value of shares of Common Stock immediately prior to such event, or (b) any options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (other than shares of Series B Preferred Stock issued to the Purchaser that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, in either case, for a consideration per share of Common Stock for which such options, rights or convertible or exchangeable securities are exercisable, convertible or exchangeable, that is greater than the amount, if any, by which the Fair Value of shares of Common Stock immediately prior to such event exceeds the per share exercise, exchange, subscription, conversion or purchase price applicable to such options, rights or convertible or exchangeable securities, then, in the case of (a) or (b), the Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

          (i) the Exercise Price in effect immediately prior to such event, by

          (ii) a fraction of which (x) the denominator shall be the Fair Value per share of Common Stock immediately prior to such event and (y) the numerator shall be the result of dividing:

               (A) (1) the product of (a) the number of shares of Common Stock outstanding on a fully-diluted basis and (b) the Fair Value per share of Common Stock, in each case, immediately prior to such event, minus
          (2) the aggregate consideration paid by the Company in such event, by

               (B) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such event, minus the number of shares of Common Stock purchased or acquired, or for which the options, rights or convertible or exchangeable securities acquired were exercisable, convertible or exchangeable.

     For purposes of this Section 4, "fully diluted basis" shall be determined in accordance with the treasury method of GAAP and Section 4.3.

     4.3  Provisions  Applicable  to  Adjustments.   For  the  purposes  of  any
adjustment of an Exercise Price pursuant to Sections 4.1 and 4.2, the following provisions shall be applicable:

          (i) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

          (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Value thereof as determined in accordance with the Appraisal Procedure.

          (iii) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, except for shares of Series B Preferred Stock issued to the Purchaser or options to acquire Excluded Securities:

               (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

               (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange of any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and (ii) above);

               (C) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change;

               (D) upon the expiration of any such options or the termination of any rights, convertible securities or exchangeable securities, the applicable Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect at the time of such expiration or termination had such options, rights, convertible securities or exchangeable securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; and

               (E) no further adjustment of the Exercise Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

     4.4 Upon Stock Dividends or Splits. If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased so that the number of shares of Common Stock purchasable on exercise of the Warrants shall be increased in proportion to such increase in outstanding shares.

     4.5 Upon Combinations. If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock purchasable on exercise of each of the Warrants shall be decreased in proportion to such decrease in outstanding shares.

     4.6 Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), any sale or transfer to another Person of the property of the Company as an entirety or substantially as an entirety, or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, transfer or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation, transfer or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, transfer or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, transfers, or mergers.

     Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall effect any of the transactions described in this Section 4.6, each person (other than the Company) which may be required to issue a new Warrant as provided above shall assume by written instrument delivered to, and reasonably satisfactory to, the Majority Warrant Holders
(i) the obligations of the Company under this Agreement (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Agreement) and (ii) the obligation to deliver to all Holders such new Warrants as, in accordance with the foregoing provisions of this Section 4.6, such Holders may be entitled to receive, and such Person shall have similarly delivered to such Holders an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to the Majority Warrant Holders, stating that this Agreement shall thereafter continue in full force and effect and that the terms hereof (including, without limitation, all of the provisions of this Section 4.6, shall be applicable to the stock, securities, cash or property which such person may be required to deliver upon any exercise of any of the Warrants or such new Warrant or the exercise of any rights pursuant hereto.

     4.7 Deferral in Certain Circumstances. In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares.

     4.8 Other Anti-Dilution Provisions. If the Company has issued or issues any securities on or after the Original Issuance Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 4, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth in this Warrant and, to the extent inconsistent with any provision of this Warrant, shall be deemed to be substituted therefor.

     4.9  Appraisal  Procedure.  In any case in  which  the  provisions  of this
Section 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Exercise Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the Holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (2) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to
Section 2.3 above; provided, however, that the Company shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares or cash.

     4.10 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.1, 4.2, 4.4, 4.5 or 4.6, the Holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     4.11 Exceptions. Section 4 shall not apply to (i) any issuance of Common Stock upon exercise of any options or warrants outstanding on April 14, 2000,
(ii) the issuance of shares of Common Stock, in an aggregate amount not to exceed 500,000 shares to McLane Group, L.P., (iii) the issuance of shares of
Common Stock, in an aggregate amount not to exceed 2,600,000 shares upon exercise of options or warrants that have been approved by the Board of Directors, or any issuance of such options or warrants, (iv) shares of Common Stock issued pursuant to the Company's current employee stock purchase plan in an amount not to exceed 114,000 shares (the securities referred to in clauses
(i), (ii), (iii) and (iv) being collectively referred to as "Excluded Securities"), (iv) any issuance of Common Stock in an underwritten public offering at a price per share at least equal to the Exercise Price then in effect if the underwriting discount does not exceed 7%, or (v) the issuance of Series B Preferred Stock to the Purchaser pursuant to the Purchase Agreement.

     4.12 Notice of Adjustment of Exercise Price. Whenever the Exercise Price is adjusted as herein provided:

          (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 4 and shall prepare a certificate signed by the Company's independent accounting firm, setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or exercise of Warrants; and

          (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the stock register.

     4.13 Other Dilutive Events. If any event occurs as to which the provisions of this Section 4 are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the conversion rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary to protect such purchase rights as aforesaid; provided that no such adjustment will increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Section 4.

5.   NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF EXPIRATION

     (a) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     (b) The Company shall deliver to each Holder of Warrants on or before six months prior to the tenth anniversary of the Original Issue Date, but no earlier than nine months prior to the tenth anniversary of the Original Issue Date, advance notice of such tenth anniversary and of the anticipated Expiration Date. If the Company fails to fulfill in a timely manner the notice obligation set forth in the prior sentence, it shall provide such notice as soon as possible thereafter.

6.  RESERVATION  AND  AUTHORIZATION  OF  COMMON  STOCK;  REGISTRATION  WITH   OR
    APPROVAL  OF ANY  GOVERNMENTAL AUTHORITY

     From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

7.   NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

     7.1 Notices of Corporate Actions.

     In case:

     (a) the Company shall take an action or an event shall occur, that would require an Exercise Price adjustment pursuant to Section 4; or

     (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

     (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all Holders of Warrants at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 7.1.

     7.2 Taking of Record. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

     7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.   TRANSFER RESTRICTIONS

     The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

     8.1 Restrictions on Transfers. Neither this Warrant nor any shares of Restricted Common Stock issued upon the exercise hereof shall be transferred, sold, assigned, exchanged, mortgaged, pledged, hypothecated or otherwise disposed of or encumbered except in compliance with the provisions of the Securities Act, the rules and regulations thereunder and this Warrant. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 8.2(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 8.2(b), unless the Company determines that, or the Holder delivers to the Company an Opinion of Counsel to the effect that, such legend is not required for the purposes of compliance with the Securities Act. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.

     8.2 Restrictive Legends.

     (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT AND THE RULES AND REGULATIONS THEREUNDER."

     (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER  THIS  WARRANT NOR ANY OF THE  SECURITIES  ISSUABLE
     UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

     8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of this Section 8, the restrictions imposed by Section 8.1 upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2(a) and (b) shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the Holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Section 8.1 shall terminate as to this Warrant, as herein above provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant with no restrictive legend, and none of the Warrants issued upon registration of transfer, division or combination of, or in substitution for, such Warrant or Warrants shall have any similar restrictive legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as herein above provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a).

9.   LOSS OR MUTILATION

     Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.  OFFICE OF THE COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 9933 Woods Drive, Skokie, Illinois 60077. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten
(10) Business Days prior to the effective date of such change.

11.  FINANCIAL AND BUSINESS INFORMATION

     If at any time prior to the Expiration Date, the Company is not required to file reports under Section 13 or 15(d) of the Exchange Act, the Company shall furnish to Holders of Warrants the following:

          (a) Quarterly Reports. As soon as available, but not later than 45 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in stockholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure, and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include an analysis of the operations of the Company and its Subsidiaries for such period.

          (b) Annual Reports. As soon as available, but not later than 90 days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in stockholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Company's Board of Directors (the "Accountants"). The Company and its Subsidiaries shall maintain a system of accounting sufficient to enable its Accountants to render the report referred to in this Section 11(b).

          (c) Miscellaneous. Promptly upon becoming available, each of the following:

               (i) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

               (ii) upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its accountants; and

               (iii) upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries (including, without limitation, routinely collected statistical data).

     The Company shall comply with any written request from any Holder that the Company not provide such Holder with any of the foregoing information for any period of time.

12.  DILUTION FEE

     In the event any dividends are declared with respect to the Common Stock, as of the record date established by the Board of Directors the Company shall pay the Holder of this Warrant as a dilution fee (the "Dilution Fee") an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends that such Holder would have received had this Warrant been exercised for purchase of Common Stock immediately prior to the record date of such dividend, such Dilution Fee to be payable on the payment date of the dividend established by the Board of Directors (the "Dilution Fee Payment Date"). The record date for any such Dilution Fee shall be the record date for the applicable dividend, and any such Dilution Fee shall be payable to the persons in whose name this Warrant is registered at the close of business on the applicable record date.

13.  MISCELLANEOUS

     13.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such person.

     13.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or by reputable air courier service with tracking capability and charges prepaid or by facsimile, addressed as follows:

          (a) if to any Holder of this Warrant or of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

          (b) if to the Company, at the Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been sent by Federal Express or another recognized overnight courier service.

     13.3 Indemnification. If the Company fails to make, when due, any payments provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

     13.4 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     13.5 Remedies. Each Holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

     13.6 Successors and Assigns. Subject to the provisions of Sections 3.1, 8.1 and 8.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

     13.7 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Warrant Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the Holder thereof.

     13.8 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     13.9 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     13.10 GOVERNING LAW; JURISDICTION. (a) IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF WARRANT STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS WARRANT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS PROVIDED PURSUANT TO SECTION 13.2, SUCH SERVICE TO BECOME EFFECTIVE SEVEN DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDER OF THIS WARRANT TO SERVE PROCESS IN ANY OF THE MATTERS PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT HERETO.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

                                            PEAPOD, INC.


                                            By:_________________________________
                                               Name:
                                               Title:

Attest:


By:_____________________________
   Name:
   Title:

                                     ANNEX A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

     The undersigned Holder of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares Common Stock of Peapod, Inc. and herewith makes payment of the Warrant Price as follows (check one or more of the following):

     o by delivery herewith of a certified or official bank check in the amount of such Warrant Price payable to the order of the Company;

     o hereby instructs the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price;

     o herewith surrenders to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price;

     o herewith surrenders to the Company dividends due and owing by the Company to the Holder equal to such Warrant Price; or

     o by providing to the Company goods or services with a fair value equal to such Warrant Price;

all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________ whose address is _________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                             ___________________________________
                                             (Name of Registered Owner)
                                             ___________________________________
                                             (Signature of Registered Owner)
                                             ___________________________________
                                             (Street Address)
                                             ___________________________________
                                             (City)    (State)    (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                     ANNEX B


                                 ASSIGNMENT FORM


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                                                No. of Shares of
Name and Address of Assignee                                    Common Stock
----------------------------                                    ----------------


and  does  hereby  irrevocably  constitute  and  appoint   _____________________
attorney-in-fact to register such transfer onto the books of Peapod, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated: _____________                        Print Name: ________________________


                                            Signature: _________________________

                                            Witness: ___________________________



NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.